Summary Prospectus November 1, 2023 American Century Investments® Global Gold Fund
Investor Class: BGEIX I Class: AGGNX	A Class: ACGGX C Class: AGYCX	R Class: AGGWX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, reports to shareholders, and other information about the fund online at the web addresses listed below. You can also get this information at no cost by calling or sending an email request. The fund’s prospectus and other information are also available from financial intermediaries (such as banks and broker-dealers) through which shares of the fund may be purchased or sold.

Retail Investors americancentury.com/docs 1-800-345-2021 or 816-531-5575 prospectus@americancentury.com	Financial Professionals americancentury.com/fadocs 1-800-345-6488 advisor_prospectus@americancentury.com

This summary prospectus incorporates by reference the fund’s prospectus and statement of additional information (SAI), each dated November 1, 2023 (as supplemented at the time you receive this summary prospectus), as well as the Report of Independent Registered Public Accounting Firm and the financial statements included in the fund’s annual report to shareholders, dated June 30, 2023. The fund’s SAI and annual report may be obtained, free of charge, in the same manner as the prospectus.

Investment Objective
The fund seeks to realize a total return (capital growth and dividends) consistent with investment in securities of companies that are engaged in mining, processing, fabricating or distributing gold or other precious metals throughout the world.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in American Century Investments funds. More information about these and other discounts is available from your financial professional and in Calculation of Sales Charges on page 12 of the fund’s prospectus, Appendix A of the fund’s prospectus and Sales Charges in Appendix B of the statement of additional information.

Shareholder Fees (fees paid directly from your investment)
	Investor	I	A	C	R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original offering price or redemption proceeds when redeemed within one year of purchase)	None	None	None¹	1.00%	None
Maximum Annual Account Maintenance Fee (waived if eligible investments total at least $10,000)	$25	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	I	A	C	R
Management Fee	0.65%	0.45%	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	None	None	0.25%	1.00%	0.50%
Other Expenses	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.66%	0.46%	0.91%	1.66%	1.16%
1    Purchases of $1 million or more may be subject to a contingent deferred sales charge of 1.00% if the shares are redeemed within one year of the date of the purchase.

Example
The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that you earn a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$68	$212	$368	$823
I Class	$47	$148	$258	$580
A Class	$663	$849	$1,050	$1,630
C Class	$169	$524	$903	$1,764
R Class	$118	$369	$639	$1,409
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 59% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the fund invests at least 80% of its net assets in companies that are engaged in mining, processing, fabricating, distributing, exploring for or otherwise dealing in gold. The fund may change this 80% policy only upon 60 days’ prior written notice to shareholders. In selecting stocks for the fund, the portfolio managers use quantitative and qualitative management techniques in a multi-step process. First, the managers rank stocks from most attractive to least attractive based on an objective set of measures, including valuation, quality, and sentiment. The portfolio managers then review the output of the quantitative model and also consider other factors, such as economic events, corporate announcements, risk management, transaction costs, and liquidity, to build a portfolio that they believe will provide a balance between risk and return.
The portfolio managers generally sell a stock when they believe it has become less attractive relative to other opportunities, its risk characteristics outweigh its return opportunity or specific events alter its prospects.
Principal Risks
•Gold Stocks Risk — Gold stocks are generally considered speculative because of high share price volatility. The price of gold will likely impact the value of the companies in which the fund invests. The price of gold will fluctuate, sometimes considerably. Though many investors believe that gold investments hedge against inflation, currency devaluations and stock market declines, there is no guarantee that these historical inverse relationships will continue.
•Nondiversification Risk — The fund is classified as nondiversified. A nondiversified fund may invest a greater percentage of its assets in a smaller number of securities than a diversified fund. This gives the managers the flexibility to hold large positions in a small number of securities. If so, a price change in any one of those securities may have a greater impact on the fund’s share price than would be the case in a diversified fund and the fund may be more volatile than if it was diversified.
•Concentration Risk — The fund concentrates its investments in a specific area and therefore may be subject to greater risks and market fluctuations than a portfolio representing a broader range of industries.
•Foreign Securities Risk — The fund invests primarily in foreign securities, which are generally riskier than U.S. stocks. Securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities.
•Emerging Markets Risk —Investing in securities of companies located in emerging market countries generally is riskier than investing in securities of companies located in foreign developed countries.
•Currency Risk — Because the fund invests in securities denominated in foreign currencies, the fund is subject to currency risk, meaning that the fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.
•Single Country Risk — Investing a significant portion of assets in one country or region, such as Canada, makes the fund more dependent upon the political and economic circumstances of that particular country or region than a mutual fund that is more widely diversified.
•Market Risk — The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

•Price Volatility Risk — The value of the fund’s shares may fluctuate significantly in the short term.
•Principal Loss Risk — At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.
An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
Fund Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Investor Class shares. The table shows how the fund’s average annual returns for the periods shown compared with those of a broad measure of market performance. The table also shows returns for the NYSE Arca Gold Miners Index, which is a modified market capitalization-weighted index comprised of publicly traded companies involved primarily in mining for gold and silver. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. For current performance information, please visit americancentury.com.
Sales charges and account fees, if applicable, are not reflected in the bar chart. If those charges were included, returns would be less than those shown.
Calendar Year Total Returns

Highest Performance Quarter (2Q 2020): 53.65% Lowest Performance Quarter (2Q 2013): -34.50%
As of September 30, 2023, the most recent calendar quarter end, the fund’s Investor Class year-to-date return was -9.00%.

Average Annual Total Returns For the calendar year ended December 31, 2022	1 year	5 years	10 years
Investor Class Return Before Taxes	-12.55%	3.88%	-3.81%
Return After Taxes on Distributions	-12.70%	3.71%	-4.39%
Return After Taxes on Distributions and Sale of Fund Shares	-7.09%	3.10%	-2.96%
I Class Return Before Taxes	-12.40%	4.09%	-3.61%
A Class Return Before Taxes	-17.74%	2.42%	-4.61%
C Class[1] Return Before Taxes	-13.36%	2.85%	-4.61%
R Class Return Before Taxes	-12.93%	3.37%	4.28%
MSCI World Index (reflects no deduction for fees, expenses or taxes)	-18.14%	6.14%	8.85%
NYSE Arca Gold Miners Index (reflects no deduction for fees, expenses or taxes)	-8.09%	6.05%	-3.22%
1 C Class shares automatically convert to A Class shares after approximately eight years. All returns for periods greater than eight years reflect this conversion.
The after-tax returns are shown only for Investor Class shares. After-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.
Portfolio Management
Investment Advisor
American Century Investment Management, Inc.
Portfolio Managers
Arun Daniel, Portfolio Manager and Head of Disciplined Equity Group Strategies, has been a member of the team that manages the fund since 2022.
Yulin Long, CFA, Vice President, Portfolio Manager and Head of Quantitative Research, has been a member of the team that manages the fund since 2005.
Stephen Quance, Vice President, Portfolio Manager and Head of Disciplined Equity Group Investments, has been a member of the team that manages the fund since 2023.
Purchase and Sale of Fund Shares
You may purchase or redeem shares of the fund on any business day through our website at americancentury.com, in person (at one of our Investor Centers), by mail (American Century Investments, P.O. Box 419200, Kansas City, MO 64141-6200), by telephone at 1-800-345-2021 (Investor Services Representative) or 1-800-345-3533 (Business, Not-For-Profit and Employer-Sponsored Retirement Plans), or through a financial intermediary. Shares may be purchased and redemption proceeds received by electronic bank transfer, by check or by wire.
Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500 ($1,000 for Coverdell Education Savings Accounts and IRAs). However, American Century Investments will waive the fund minimum if you make an initial investment of at least $500 and continue to make automatic investments of at least $100 a month until reaching the fund minimum.
Investors opening accounts through financial intermediaries may open an account with $250 for Investor, A, C and R Classes but the financial intermediaries may require their clients to meet different investment minimums. The minimum may be waived for broker-dealer sponsored wrap program accounts, fee based accounts, and accounts through bank/trust and wealth management advisory organizations.
The minimum initial investment amount for I Class is generally $5 million ($3 million for endowments and foundations), but the minimum may be waived if you have an aggregate investment in the American Century family of funds of $10 million or more ($5 million for endowments and foundations). This includes accounts held directly with American Century and those held through a financial intermediary.
For the Investor, A, C and R Classes, there is no minimum initial investment amount for certain employer-sponsored retirement plans, however, financial intermediaries or plan recordkeepers may require plans to meet different minimums. Employer-sponsored retirement plans are not eligible to invest in the I Class.
There is a $50 minimum for subsequent purchases, except that there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans.
Tax Information
Fund distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, plan sponsor or financial professional), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

©2023 American Century Proprietary Holdings, Inc. All rights reserved.
CL-SUM-90218  2311